UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest
event reported) May 13, 2019

PacWest Bancorp

(Exact name of registrant as specified in its charter)

Delaware	001-36408	33-0885320
(State of	(Commission File Number)	(IRS Employer
Incorporation)		Identification No.)

9701 Wilshire Boulevard, Suite 700, Beverly Hills, California 90212

(Address of principal executive offices and zip code)

(310) 887-8500

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Common Stock, par value $0.01 per share	PACW	The Nasdaq Stock Market, LLC
(Title of Each Class)	(Trading Symbol)	(Name of Exchange on Which Registered)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230-425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) of Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07                                           Submission of Matters to a Vote of Security Holders.

On May 13, 2019, the Company held its 2019 Annual Meeting of Stockholders (“Annual Meeting”).  There were 119,849,670 shares of Company common stock  issued and outstanding on the record date and entitled to vote at the Annual Meeting and 112,266,643 shares were represented in person or by proxy at the Annual Meeting, which constituted a quorum to conduct business at the Annual Meeting.

At the Annual Meeting, the twelve nominees for director were elected to the Company’s Board and the Company’s stockholders approved proposals 2 (Advisory (non-binding) vote on executive compensation) and 3 (Ratification of the appointment of KPMG LLP as the Company’s independent auditors for the fiscal year ending December 31, 2019).

The final number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes, with respect to each matter are set out below.

Proposal 1

The election of the Company’s directors who shall hold office until the next annual meeting of stockholders or until their successors are duly elected and qualified were as follows:

				Broker
	For	Against	Abstain	Non-Vote
Tanya M. Acker	97,728,185	535,865	113,616	13,888,977
Paul R. Burke	94,958,965	3,321,650	97,051	13,888,977
Craig A. Carlson	97,673,564	607,594	96,508	13,888,977
John M. Eggemeyer III	96,735,555	1,546,154	95,957	13,888,977
C. William Hosler	94,956,822	3,326,222	94,622	13,888,977
Susan E. Lester	96,063,141	2,225,300	89,225	13,888,977
Roger H. Molvar	94,956,934	3,323,969	96,763	13,888,977
James J. Pieczynski	95,714,025	2,567,028	96,613	13,888,977
Daniel B. Platt	96,765,178	1,516,683	95,805	13,888,977
Robert A. Stine	92,629,707	5,626,442	121,517	13,888,977
Matthew P. Wagner	96,980,209	1,305,059	92,398	13,888,977
Mark T. Yung	90,453,123	7,824,098	100,445	13,888,977

Proposal 2

Advisory (non-binding) vote on executive compensation.  This proposal was approved with the following vote:

			Broker
For	Against	Abstain	Non-Vote
77,600,230	20,013,075	764,361	13,888,977

Proposal 3

Ratification of the appointment of KPMG LLP as the Company’s independent auditors for the fiscal year ending December 31, 2019.  This proposal was approved with the following vote:

For	Against	Abstain
108,790,206	3,366,822	109,615

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PacWest Bancorp

Date: May 14, 2019

	By:	/s/ Kori L. Ogrosky
Name: Kori L. Ogrosky
Title: Executive Vice President, General Counsel & Corporate Secretary